Exhibit 99.2
Cincinnati Financial Corporation
Supplemental Financial Data
Fourth Quarter 2008

Cincinnati Financial Corporation
Quick Reference — Fourth Quarter 2008
(all data shown is for the three months ended or as of December 31, 2008)
(Based on reported data — see Pages 21-23 for adjusted data)

		Year over year
	12/31/2008	change %
Revenues:

Commercial lines net written premiums	$552	(1.9)
Personal lines net written premiums	159	(1.4)
Excess & surplus lines net written premiums	6	nm
Property casualty net written premiums	717	(1.0)
Commercial lines net earned premiums	573	(4.5)
Personal lines net earned premiums	171	(2.9)
Excess & surplus lines net earned premiums	3	nm
Property casualty net earned premiums	747	(3.8)
Life and accident and health net earned premiums	33	30.6
Investment income	125	(20.5)
Realized gains on investments	110	804.7
Other income	3	(30.3)
Total revenues	1,018	4.2

Income:

Operating income	$92	(48.6)
Net realized investment gains and losses	69	801.9
Net income	161	(13.9)

Per share (diluted):

Operating income	$0.57	(46.7)
Net realized investment gains and losses	0.42	950.0
Net income	0.99	(10.8)
Book value	25.75	(27.9)
Weighted average shares — diluted	162,485,576	(3.4)

Benefits and expenses:

Commercial lines loss and loss expenses	$358	15.6
Personal lines loss and loss expenses	113	31.6
Excess & surplus lines loss and loss expenses	2	nm
Life and accident and health losses and policy benefits	27	(23.3)
Operating expenses	283	1.1
Interest expenses	14	10.1
Total expenses	797	10.3
Net loss before income taxes	221	(13.1)
Total income tax benefit	60	(11.2)
Effective tax rate	27.1	nm

Ratios:

Commercial lines GAAP combined ratio	98.1%
Personal lines GAAP combined ratio	100.0
Property casualty GAAP combined ratio	98.9

Commercial lines STAT combined ratio	99.0%
Personal lines STAT combined ratio	102.1
Property casualty STAT combined ratio	100.2

Return on equity based upon net income	14.5%
Return on equity based upon operating income	8.3

Balance Sheet:

Fixed maturity investments	$5,827
Equity securities	2,896
Short-term investments	84
Other invested assets	83

Total invested assets	$8,890

Property casualty and life loss and loss expense reserves	$5,637
Total debt	840
Shareholders’ equity	4,182

Cincinnati Financial Corporation
Consolidated Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions except per share data)	2008	2007	Change	% Change	2008	2007	Change	% Change

Revenues:
Premiums earned:
Property Casualty	$790	$821	$(31)	3.8	$3,187	$3,299	$(112)	(3.4)
Life	48	47	1	2.6	173	171	2	1.2
Accident health	2	2	—	(1.8)	7	7	—	3.7
Premiums ceded	(59)	(61)	1	(2.4)	(232)	(228)	(5)	2.0
Total premiums earned	780	809	(28)	(3.5)	3,136	3,250	(114)	(3.5)
Investment income	125	157	(32)	(20.6)	537	608	(71)	(11.6)
Realized gain on investments	109	12	97	804.7	138	382	(245)	(64.0)
Other income	3	5	(1)	(30.3)	14	20	(6)	(28.9)
Total revenues	$1,018	$983	$35	(3.5)	$3,824	$4,259	$(435)	(10.2)

Benefits & expenses:
Losses & policy benefits	$487	$461	$26	5.7	$2,352	$2,110	$242	11.5
Reinsurance recoveries	13	(31)	44	(141.7)	(159)	(147)	(12)	8.0
Commissions	149	164	(16)	(9.5)	576	624	(47)	(7.6)
Other operating expenses	118	90	28	30.8	411	348	63	18.1
Interest expense	14	13	1	10.0	53	51	2	3.8
Taxes, licenses & fees	15	18	(3)	(15.7)	68	75	(7)	(9.7)
Incr deferred acq expense	1	8	(8)	(91.4)	(17)	(9)	(9)	99.0
Other expenses	—	5	(5)	—	—	14	(14)	—
Total expenses	$797	$729	$68	9.4	$3,284	$3,067	$217	7.1
Income before income taxes	$221	$254	$(33)	(13.1)	$540	$1,192	$(652)	(54.7)
Provision for income taxes:
Current operating income	$52	$56	$(4)	(7.2)	$186	$188	$(3)	(1.5)
Realized investments gains and losses	40	4	36	809.6	53	137	(84)	(61.5)
Deferred	(33)	7	(39)	(590.5)	(127)	12	(138)	nm
Total income taxes	$60	$67	$(8)	(11.2)	$112	$337	$(225)	(66.8)

Net income	$161	$187	$(26)	(13.9)	$429	$855	$(427)	(49.9)
Comprehensive net income	$(449)	$(397)	$(52)	13.1	$(1,375)	$(368)	$(1,008)	274.2
Operating income	$92	$179	$(87)	(48.6)	$344	$610	$(266)	(43.7)
Net realized investments gains and losses	$69	$8	$61	801.8	$85	$245	$(160)	(65.4)

Net income per share:
Operating income	$0.57	$1.07	$(0.50)	(46.7)	$2.11	$3.57	$(1.46)	(40.9)
Net realized investments gains and losses	0.42	0.05	0.37	740.0	0.52	1.44	(0.92)	(63.9)
Net income per share (basic)	$0.99	$1.12	$(0.13)	(11.6)	$2.63	$5.01	$(2.38)	(47.5)
Operating income	$0.57	$1.07	$(0.50)	(46.7)	$2.10	$3.54	$(1.44)	(40.7)
Net realized investments gains and losses	0.42	0.04	0.38	950.0	0.52	1.43	(0.91)	(63.6)
Net income per share (diluted)	$0.99	$1.11	$(0.12)	(10.8)	$2.62	$4.97	$(2.35)	(47.3)
Dividends per share:
Paid	$0.39	$0.36	$0.04	9.9	$1.53	$1.40	$0.13	8.9
Declared	$0.39	$0.36	$0.04	9.9	$1.56	$1.42	$0.14	9.9
Number of shares:
Weighted avg — basic	162,393,879	167,007,116	(4,613,237)	(2.8)	163,150,329	170,595,204	(7,444,875)	(4.4)
Weighted avg — diluted	162,485,576	168,163,752	(5,678,176)	(3.4)	163,362,409	172,167,452	(8,805,043)	(5.1)
* Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Twelve Months Ended December 31, 2008

(Dollars in millions)	Total	CFC	CONSOL P&C	CLIC	CFC-I	CINFIN	C-SUPR	ELIM

Revenues:
Premiums earned:
Property Casualty	$3,187	$—	$3,188	$—	$—	$—	$—	$(1)
Life	173	—	—	173	—	—	—	—
Accident health	7	—	—	7	—	—	—	—
Premiums ceded	(232)	—	(178)	(54)	—	—	—	—
Total earned premium	3,136	—	3,010	126	—	—	—	(1)
Investment income	537	67	350	120	—	—	—	—
Realized gain on investments	138	54	41	(90)	—	(1)	—	133
Other income	14	13	4	2	8	2	1	(15)
Total revenues	$3,824	$134	$3,405	$158	$9	$1	$1	$117

Benefits & expenses:
Losses & policy benefits	$2,352	$—	$2,182	$175	$—	$—	$—	$(5)
Reinsurance recoveries	(159)	—	(126)	(33)	—	—	—	—
Commissions	576	—	552	25	—	—	—	(1)
Other operating expenses	411	24	356	34	4	1	3	(11)
Interest expense	53	51	1	—	3	—	—	—
Taxes, licenses & fees	68	1	62	4	—	—	—	—
Incr deferred acq expenses	(17)	—	—	(18)	—	—	—	—
Total expenses	$3,284	$76	$3,027	$187	$7	$1	$3	$(17)

Income before income taxes	$540	$58	$378	$(29)	$2	$—	$(2)	$134

Provision for income taxes:
Current operating income	$186	$3	$194	$34	$1	$1	$(1)	$(47)
Capital gains/losses	53	20	18	(31)	—	—	—	47
Deferred	(127)	(20)	(139)	(13)	—	—	—	47
Total income tax	$113	$3	$73	$(11)	$1	$1	$(1)	$47

Net income — current year	$428	$56	$305	$(19)	$1	$(1)	$(1)	$87

Net income — prior year	$855	$108	$670	$65	$2	$1	$—	$9

Change in net income	(50.0)%	(48.5)%	(54.5)%	(128.5)%	(56.8)%	(169.6)%	nm
* Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended December 31, 2008

(Dollars in millions)	Total	CFC	CONSOL P&C	CLIC	CFC-I	CINFIN	C-SUPR	ELIM

Revenues:
Premiums earned:
Property Casualty	$790	$—	$790	$—	$—	$—	$—	$—
Life	48	—	—	48	—	—	—	—
Accident health	2	—	—	2	—	—	—	—
Premiums ceded	(59)	—	(43)	(16)	—	—	—	—
Total earned premium	780	—	747	33	—	—	—	—
Investment income	125	11	83	31	—	—	—	(1)
Realized gain on investments	109	195	(62)	(23)	—	—	—	—
Other income	3	4	1	1	2	—	—	(4)
Total revenues	$1,018	$210	$769	$42	$2	$—	$—	$(5)

Benefits & expenses:
Losses & policy benefits	$487	$—	$462	$27	$—	$—	$—	$(1)
Reinsurance recoveries	13	—	13	—	—	—	—	—
Commissions	149	—	143	6	—	—	—	—
Other operating expenses	118	6	101	11	1	—	1	(3)
Interest expense	14	13	—	—	1	—	—	—
Taxes, licenses & fees	15	—	14	1	—	—	—	—
Incr deferred acq expenses	1	—	6	(5)	—	—	—	—
Total expenses	$797	$20	$739	$39	$2	$—	$1	$(4)

Income before income taxes	$221	$190	$30	$3	$—	$(1)	$(1)	$(1)

Provision for income taxes:
Current operating income	$52	$2	$37	$14	$—	$—	$—	$—
Capital gains/losses	40	70	(21)	(8)	—	—	—	—
Deferred	(33)	(8)	(19)	(5)	—	—	—	—
Total income tax	$60	$64	$(4)	$1	$—	$—	$—	$—

Net income — current year	$161	$126	$34	$2	$—	$—	$(1)	$—

Net income — prior year	$187	$10	$174	$1	$—	$—	$—	$1

Change in net income	(13.9)%	nm	(80.3)%	49.5%	(73.7)%	(227.3)%	nm
* Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

Cincinnati Financial Corporation
Consolidated Balance Sheets

	December 31,	December 31,
	2008	2007
(Dollars in millions except per share data)	(unaudited)
Assets
Investments
Fixed maturities, at fair value (amortized cost: 2008—$6,058; 2007—$5,783)	$5,827	$5,848
(includes securities pledged to creditors: 2008—$0; 2007—$745)
Equity securities, at fair value (cost: 2008—$2,077; 2007—$2,975)	2,896	6,249
Short-term investments, at fair value (amortized cost: 2008—$84; 2007—$101)	84	101
Other invested assets	83	63

Total investments	8,890	12,261

Cash and cash equivalents	1,009	226
Securities lending collateral invested	—	760
Investment income receivable	98	124
Finance receivable	71	92
Premiums receivable	1,059	1,107
Reinsurance receivable	759	754
Prepaid reinsurance premiums	15	13
Deferred policy acquisition costs	509	461
Deferred income tax	126	—
Land, building and equipment, net, for company use (accumulated depreciation: 2008—$297; 2007—$276)	236	239
Other assets	49	72
Separate accounts	548	528

Total assets	$13,369	$16,637

Liabilities
Insurance reserves
Losses and loss expense	$4,086	$3,967
Life policy reserves	1,551	1,478
Unearned premiums	1,544	1,564
Securities lending payable	—	760
Other liabilities	618	574
Deferred income tax	—	977
Notes payable	49	69
6.125% senior debenture due 2034	371	371
6.9% senior debenture due 2028	28	28
6.92% senior debenture due 2028	392	392
Separate accounts	548	528

Total liabilities	9,187	10,708

Shareholders’ equity
Common stock, par value—$2 per share; authorized: 2008—500 million shares, 2007—500 million shares; issued: 2008—196 million shares, 2007—196 million shares	393	393
Paid-in capital	1,069	1,049
Retained Earnings	3,579	3,404
Accumulated other comprehensive income	347	2,151
Treasury stock at cost (2008—34 million shares, 2007—30 million shares)	(1,206)	(1,068)

Total shareholders’ equity	4,182	5,929

Total liabilities and shareholders’ equity	$13,369	$16,637

Cincinnati Financial Corporation
10-Year Net Income Reconciliation

	Years ended December 31,
(Dollars in millions except per share data)	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999

Net income	$429	$855	$930	$602	$584	$374	$238	$193	$118	$255
One-time item	—	—	—	—	—	15	—	—	(25)	—

Net income before one-time item	429	855	930	602	584	359	238	193	143	255
Net realized investment gains and losses	85	245	434	40	60	(27)	(62)	(17)	(2)	—

Operating income before one-time item	344	610	496	562	524	386	300	210	145	255
Less catastrophe losses	(132)	(17)	(113)	(82)	(96)	(63)	(57)	(42)	(33)	(24)

Operating income before catastrophe losses and one-time item	$476	$627	$609	$644	$620	$449	$357	$252	$178	$279

Diluted per share data
Net income	$2.62	$4.97	$5.30	$3.40	$3.28	$2.10	$1.32	$1.07	$0.67	$1.37
One-time item	—	—	—	—	—	0.09	—	—	(0.14)	—

Net income before one-time item	2.62	4.97	5.30	3.40	3.28	2.01	1.32	1.07	0.81	1.37
Net realized investment gains and losses	0.52	1.43	2.48	0.23	0.34	(0.15)	(0.35)	(0.10)	(0.01)	—

Operating income before one-time item	2.10	3.54	2.82	3.17	2.94	2.16	1.67	1.17	0.82	1.37
Less catastrophe losses	(0.81)	(0.10)	(0.65)	(0.46)	(0.54)	(0.35)	(0.31)	(0.23)	(0.18)	(0.13)

Operating income before catastrophe losses and one-time item	$2.91	$3.64	$3.47	$3.63	$3.48	$2.51	$1.98	$1.40	$1.00	$1.50

Return on equity
Return on average equity	8.5%	13.4%	14.4%	9.8%	9.4%	6.3%	4.1%	3.2%	2.1%	4.6%
One-time item	—	—	—	—	—	(0.3)	—	—	0.4	—

Return on average equity before one-time item	8.5%	13.4%	14.4%	9.8%	9.4%	6.0%	4.1%	3.2%	2.5%	4.6%

Return on equity based on comprehensive income
ROE based on comprehensive income	(27.2)%	(5.8)%	16.4%	1.6%	4.6%	13.8%	(4.0)%	2.5%	13.1%	1.9%
One-time item	—	—	—	—	—	(0.3)	—	—	0.4	—

ROE based on comprehensive income before one-time item	(27.2)%	(5.8)%	16.4%	1.6%	4.6%	13.5%	(4.0)%	2.5%	13.5%	1.9%

Value creation ratio
Book value per share growth	(27.9)%	(9.3)%	12.9%	(2.0)%	1.4%	11.7%	(6.5)%	(0.5)%	11.4%	-0.8%
Shareholder dividend as a percentage of beginning book value	4.4	3.6	3.8	3.4	3.0	2.9	2.4	2.2	2.3	2.0

Value creation ratio	(23.5)%	(5.7)%	16.7%	1.4%	4.4%	14.5%	(4.1)%	1.7%	13.6%	1.3%

Investment income
Investment income, net of expenses	$537	$608	$570	$526	$492	$465	$445	$421	$415	$387
BOLI	—	—	—	—	—	—	—	—	(5)	—

Investment income before BOLI	$537	$608	$570	$526	$492	$465	$445	$421	$410	$387

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

Cincinnati Financial Corporation
Quarterly Net Income Reconciliation

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions except per share data)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Net income (loss)	$161	$247	$63	$(42)	$187	$124	$351	$194	$21	$545	$268	$669	$429	$855
Net realized investment gains and losses	69	173	(6)	(151)	8	10	187	41	(157)	228	16	238	85	245

Operating income	92	74	69	109	179	114	164	153	178	317	252	431	344	610
Less catastrophe losses	10	(41)	(74)	(28)	1	(9)	(7)	(2)	(101)	(9)	(142)	(18)	(132)	(17)

Operating income before catastrophe losses	$82	$115	$143	$137	$178	$123	$171	$155	$279	$326	$394	$449	$476	$627

Diluted per share data
Net income (loss)	$0.99	$1.50	$0.38	$(0.26)	$1.11	$0.72	$2.02	$1.11	$0.13	$3.13	$1.64	$3.86	$2.62	$4.97
Net realized investment gains and losses	0.42	1.05	(0.04)	(0.92)	0.04	0.06	1.08	0.23	(0.95)	1.31	0.10	1.37	0.52	1.43

Operating income	0.57	0.45	0.42	0.66	1.07	0.66	0.94	0.88	1.08	1.82	1.54	2.49	2.10	3.54
Less catastrophe losses	0.06	(0.25)	(0.45)	(0.17)	0.01	(0.05)	(0.04)	(0.01)	(0.62)	(0.05)	(0.87)	(0.10)	(0.81)	(0.10)

Operating income before catastrophe losses	$0.51	$0.70	$0.87	$0.83	$1.06	$0.71	$0.98	$0.89	$1.70	$1.87	$2.41	$2.59	$2.91	$3.64

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

Cincinnati Financial Corporation Subsidiaries
Selected Balance Sheet Data

(Dollars in millions)	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007

Cincinnati Insurance Consolidated (including CSU)
Fixed maturities (fair value)	$4,309	$4,183	$4,304	$4,351	$4,295	$4,366	$4,367	$4,362
Equities (fair value)	2,432	3,210	3,537	4,226	4,595	5,201	5,411	5,472
Short-term investments (fair value)	19	162	—	51	50	19	72	3
Fixed maturities — pretax net unrealized gain (loss)	(108)	(132)	(33)	39	58	23	(30)	44
Equities — pretax net unrealized gain (loss)	627	1,012	1,227	1,831	2,077	2,657	2,917	3,017
Loss and loss expense reserves — STAT	3,494	3,507	3,534	3,448	3,398	3,461	3,374	3,373
Equity GAAP	3,667	3,947	4,011	4,498	4,784	5,282	5,404	5,272
Surplus — STAT	3,360	3,687	3,650	4,027	4,307	4,782	4,937	4,741

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$1,467	$1,483	$1,551	$1,534	$1,465	$1,475	$1,415	$1,384
Equities (fair value)	122	200	265	307	371	459	478	539
Short-term investments (fair value)	—	—	—	—	51	18	29	16
Fixed maturities — pretax net unrealized gain (loss)	(115)	(79)	(35)	—	6	4	(4)	20
Equities — pretax net unrealized gain (loss)	(7)	61	92	127	162	225	254	305
Equity — GAAP	471	530	617	661	685	724	730	739
Surplus — STAT	290	371	420	453	477	485	491	483

	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005

Cincinnati Insurance Consolidated (including CSU)
Fixed maturities (fair value)	$4,296	$4,258	$4,160	$4,189	$4,022	$4,049	$3,981	$3,925
Equities (fair value)	5,494	5,134	4,827	4,946	4,851	4,785	4,821	4,785
Short-term investments (fair value)	92	—	—	126	74	—	—	—
Fixed maturities — pretax net unrealized gain (loss)	47	51	(55)	2	50	86	152	99
Equities — pretax net unrealized gain (loss)	3,166	2,859	2,621	2,758	2,803	2,807	2,903	2,931
Loss and loss expense reserves — STAT	3,356	3,314	3,237	3,169	3,111	3,150	3,065	3,031
Equity GAAP	5,261	5,073	4,702	4,730	4,647	4,660	4,679	4,493
Surplus — STAT	4,723	4,607	4,342	4,334	4,220	4,224	4,180	4,065

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$1,381	$1,399	$1,344	$1,338	$1,331	$1,340	$1,294	$1,273
Equities (fair value)	532	494	458	470	457	457	454	415
Short-term investments (fair value)	3	—	—	20	—	—	—	—
Fixed maturities — pretax net unrealized gain (loss)	15	17	(17)	6	31	45	70	53
Equities — pretax net unrealized gain (loss)	307	271	238	256	266	274	275	257
Equity — GAAP	719	688	652	666	651	348	655	622
Surplus — STAT	479	461	459	470	451	447	447	440

Consolidated Cincinnati Insurance Companies
GAAP Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2008	2007	Change	% Change	2008	2007	Change	% Change

Premiums earned:
Property casualty	$790	$821	$(31)	(3.8)	$3,188	$3,299	$(111)	(3.4)
Premiums ceded	(43)	(44)	1	(3.0)	(178)	(175)	(3)	1.9
Total premiums earned	747	777	(30)	(3.8)	3,010	3,125	(115)	(3.7)
Investment income	83	101	(18)	(17.8)	350	393	(43)	(10.9)
Realized gain on investments	(62)	30	(92)	308.4	41	232	(191)	(82.2)
Other income	1	1	—	(28.9)	4	5	(1)	(17.4)
Total revenues	$769	$909	$(140)	(15.4)	$3,405	$3,754	$(349)	(9.3)

Benefits & expenses:
Losses & policy benefits	$462	$416	$46	11.1	$2,182	$1,939	$243	12.5
Reinsurance recoveries	13	(21)	33	(161.6)	(126)	(107)	(19)	17.6
Commissions	143	159	(16)	(10.1)	552	598	(47)	(7.8)
Other operating expenses	101	77	24	30.7	356	303	53	17.7
Interest expense	—	—	—	—	1	—	1	—
Taxes, licenses & fees	14	17	(3)	(18.0)	62	70	(8)	(11.0)
Incr deferred acq expense	6	11	(5)	(43.7)	—	3	(3)	(97.3)
Other expenses	—	5	(5)	—	—	14	(14)	—
Total expenses	$739	$665	$74	11.1	$3,027	$2,820	$207	7.3
Income before income taxes	$30	$244	$(214)	(87.6)	$378	$934	$(556)	(59.5)

Provision for income taxes:
Current operating income	$37	$48	$(11)	(23.8)	$194	$185	$10	5.2
Current realized investments gains and losses	(21)	11	(32)	(298.6)	18	83	(64)	(77.9)
Deferred	(19)	11	(31)	(266.5)	(139)	(3)	(136)	nm
Total income taxes	$(4)	$70	$(74)	(105.5)	$73	$264	$(191)	(72.3)

Net income	$34	$174	$(140)	(80.3)	$305	$670	$(365)	(54.5)
* Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2008	2007	Change	% Change	2008	2007	Change	% Change

Underwriting income
Net premiums written	$717	$724	$(7)	(1.0)	$3,010	$3,117	$(107)	(3.4)
Unearned premiums increase	(30)	(53)	23	(43.0)	(1)	(8)	8	(92.5)
Earned premiums	747	777	(30)	(3.8)	3,010	3,125	(115)	(3.7)

Losses incurred	$383	$292	$91	31.3	$1,736	$1,458	$278	19.1
Allocated loss expenses incurred	26	63	(36)	(57.9)	115	196	(81)	(41.2)
Unallocated loss expenses incurred	65	41	24	(59.3)	205	178	27	15.2
Other underwriting expenses incurred	259	261	(1)	(0.6)	956	973	(17)	(1.7)
Workers compensation dividend incurred	4	7	(3)	(41.6)	9	15	(6)	(42.2)

Total underwriting deductions	$738	$663	$75	11.3	$3,021	$2,820	$201	7.1
Net underwriting gain	$9	$114	$(105)	(91.8)	$(11)	$305	$(316)	(103.5)

Investment income
Gross investment income earned	$84	$100	$(16)	(15.8)	$355	$397	$(42)	(10.6)
Net investment income earned	83	100	(18)	(17.5)	349	392	(43)	(10.9)
Net realized capital gains	(31)	23	(53)	(236.6)	46	158	(112)	(71.0)
Net investment gains (excl. subs)	$52	$123	$(71)	(57.8)	$395	$550	$(155)	(28.1)
Dividend from subsidiary	—	—	—	—	—	—	—	—
Net investment gains	$52	$123	$(71)	(57.8)	$395	$550	$(155)	(28.1)

Other income	$1	$1	$(1)	(50.4)	$2	$4	$(2)	(43.9)

Net income before federal income taxes	$62	$238	$(176)	(74.0)	$387	$859	$(472)	(55.0)
Federal and foreign income taxes incurred	$32	$55	$(23)	(42.0)	$200	$187	$13	6.9
Net income (statutory)	$30	$183	$(153)	(83.7)	$187	$672	$(485)	(72.2)

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies — Consolidated
Statutory Quarterly Analysis
(Based on reported data — see Page 21 for adjusted data)

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Net premiums written	$717	$727	$790	$776	$724	$736	$810	$846	$1,566	$1,656	$2,292	$2,392	$3,010	$3,117
Net premiums earned	$747	$751	$761	$751	$777	$777	$787	$785	$1,512	$1,571	$2,263	$2,348	$3,010	$3,125

Losses paid	$383	$467	$396	$382	$375	$363	$379	$365	$778	$744	$1,245	$1,107	$1,629	$1,482
Loss reserve change	(1)	(11)	83	35	(84)	69	(15)	6	119	(10)	108	59	107	(24)
Total losses incurred	$382	$456	$479	$417	$291	$432	$364	$371	$897	$734	$1,353	$1,166	$1,736	$1,458
Allocated loss expense paid	39	35	32	25	36	30	34	31	58	65	93	94	131	131
Allocated loss expense reserve change	(12)	(16)	1	12	27	14	16	8	12	24	(4)	39	(16)	65
Total allocated loss expense incurred	$27	$19	$33	$37	$63	$44	$50	$39	$70	$89	$89	$133	$115	$196
Unallocated loss expense paid	62	47	43	43	47	44	41	46	86	87	133	131	195	178
Unallocated loss expense reserve change	3	1	3	3	(6)	4	1	2	6	3	7	7	10	—
Total unallocated loss expense incurred	$65	$48	$46	$46	$41	$48	$42	$48	$92	$90	$140	$138	$205	$178
Underwriting expenses incurred	264	241	223	238	270	230	241	248	460	490	701	720	971	989

Underwriting profit (loss)	$9	$(13)	$(20)	$13	$112	$23	$90	$79	$(7)	$168	$(20)	$191	$(17)	$304

Ratio Data
Loss ratio	51.2%	60.8%	63.0%	55.6%	37.5%	55.6%	46.3%	47.3%	59.3%	46.8%	59.8%	49.7%	57.7%	46.7%
Allocated loss expense ratio	3.5	2.5	4.3	5.0	8.1	5.7	6.3	5.0	4.6	5.7	3.9	5.7	3.8	6.3
Unallocated loss expense ratio	8.7	6.4	6.1	6.1	5.3	6.1	5.3	6.1	6.1	5.7	6.2	5.9	6.8	5.7
Net underwriting expense ratio	36.8	33.1	28.1	30.6	36.9	31.3	29.8	29.3	29.3	29.5	30.6	30.0	32.1	31.6

Statutory combined ratio	100.2%	102.8%	101.5%	97.3%	87.8%	98.7%	87.7%	87.7%	99.3%	87.7%	100.5%	91.3%	100.4%	90.3%
Statutory combined ratio excluding catastrophes	102.3%	94.4%	86.6%	91.5%	88.1%	97.0%	86.3%	87.3%	89.0%	86.8%	90.8%	90.1%	93.6%	89.5%

Loss Detail
New losses greater than $4,000,000	$10	$10	$18	$8	$—	$4	$—	$—	$26	$—	$36	$4	$46	$4
New losses $2,000,000-$4,000,000	19	17	25	14	36	50	17	22	39	39	56	88	75	125
New losses $1,000,000-$2,000,000	22	33	17	22	23	27	26	28	39	54	72	81	94	105
New losses $750,000-$1,000,000	12	14	13	9	13	9	9	10	21	19	35	28	48	41
New losses $500,000-$750,000	16	16	13	11	16	14	14	14	24	28	40	42	56	58
New losses $250,000-$500,000	35	33	27	29	29	24	22	25	57	47	90	70	124	99
Case reserve development above $250,000	82	59	54	49	69	50	49	53	103	102	162	152	245	221

Large losses subtotal	$196	$182	$167	$142	$186	$178	$137	$152	$309	$289	$491	$465	$688	$653
IBNR incurred	(16)	(6)	(6)	6	(42)	—	7	8	—	15	(6)	15	(22)	(28)
Catastrophe losses incurred	(16)	63	113	43	(2)	13	11	3	156	15	219	28	203	26
Remaining incurred	218	217	205	226	149	241	209	208	432	415	649	658	867	807

Total losses incurred	$382	$456	$479	$417	$291	$432	$364	$371	$897	$734	$1,353	$1,166	$1,736	$1,458

Loss Ratio
New losses greater than $4,000,000	1.3%	1.3%	2.4%	1.1%	—%	0.6%	—%	—%	1.7%	—%	1.6%	0.2%	1.5%	0.1%
New losses $2,000,000-$4,000,000	2.5	2.2	3.3	1.9	4.7	6.4	2.1	2.8	2.6	2.5	2.5	3.8	2.5	4.0
New losses $1,000,000-$2,000,000	2.9	4.4	2.2	2.9	3.0	3.4	3.3	3.6	2.6	3.4	3.0	3.4	3.1	3.3
New losses $750,000-$1,000,000	1.6	1.9	1.7	1.1	1.7	1.2	1.2	1.3	1.4	1.2	1.6	1.2	1.6	1.3
New losses $500,000-$750,000	2.2	2.1	1.7	1.5	2.1	1.8	1.8	1.8	1.6	1.8	1.8	1.8	1.9	1.9
New losses $250,000-$500,000	4.6	4.4	3.6	3.9	3.7	3.1	2.8	3.1	3.7	3.0	4.0	3.0	4.1	3.2
Case reserve development above $250,000	11.0	7.9	7.1	6.5	8.7	6.4	6.2	6.7	6.9	6.5	7.2	6.4	8.1	7.1

Large losses subtotal	26.1%	24.2%	22.0%	18.9%	23.9%	22.9%	17.4%	19.3%	20.5%	18.4%	21.7%	19.8%	22.8%	20.9%
IBNR incurred	(2.1)	(0.8)	(0.9)	0.8	(5.5)	—	0.9	1.0	—	0.9	(0.3)	0.6	(0.7)	(0.9)
Total catastrophe losses incurred	(2.1)	8.4	14.9	5.7	(0.2)	1.7	1.4	0.4	10.3	0.9	9.7	1.2	6.8	0.8
Remaining incurred	29.3	29.0	27.0	30.2	19.3	31.0	26.6	26.6	28.5	26.6	28.7	28.1	28.8	25.9

Total loss ratio	51.2%	60.8%	63.0%	55.6%	37.5%	55.6%	46.3%	47.3%	59.3%	46.8%	59.8%	49.7%	57.7%	46.7%

Loss Claim Count
New losses greater than $4,000,000	2	2	5	2	—	1	—	—	7	—	9	1	11	1
New losses $2,000,000-$4,000,000	7	6	8	5	12	16	5	7	13	12	19	28	26	40
New losses $1,000,000-$2,000,000	17	27	13	19	18	21	21	21	32	42	59	63	76	81
New losses $750,000-$1,000,000	14	17	15	10	16	11	11	12	25	23	42	34	56	50
New losses $500,000-$750,000	28	28	23	21	27	25	26	24	44	50	72	75	100	102
New losses $250,000-$500,000	105	100	84	87	88	75	67	72	171	139	271	214	376	302
Case reserve development above $250,000	146	102	84	81	112	93	82	93	165	175	267	268	413	380

Large losses total	319	282	232	225	273	242	212	229	457	441	739	683	1,058	956

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*	nm Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies — Commercial Lines
Statutory Quarterly Analysis
(Based on reported data — see Page 22 for adjusted data)

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Net premiums written	$552	$538	$597	$625	$562	$544	$613	$693	$1,222	$1,306	$1,759	$1,851	$2,311	$2,413
Net premiums earned	$573	$582	$586	$574	$601	$600	$606	$604	$1,161	$1,210	$1,743	$1,810	$2,316	$2,411

Losses paid	$262	$326	$280	$266	$272	$253	$270	$259	$546	$530	$871	$783	$1,133	$1,054
Loss reserve change	26	(3)	67	32	(53)	66	(12)	23	100	11	97	77	123	23
Total losses incurred	$288	$323	$347	$298	$219	$319	$258	$282	$646	$541	$968	$860	$1,256	$1,077
Allocated loss expense paid	35	31	28	22	33	26	30	28	50	58	82	84	116	117
Allocated loss expense reserve change	(13)	(15)	1	12	27	16	16	8	13	24	(3)	40	(16)	67
Total allocated loss expense incurred	$22	$16	$29	$34	$60	$42	$46	$36	$63	$82	$79	$124	$100	$184
Unallocated loss expense paid	42	34	31	30	34	31	30	33	61	63	95	94	137	128
Unallocated loss expense reserve change	7	(1)	1	3	(3)	4	1	3	4	4	4	8	10	5
Total unallocated loss expense incurred	$49	$33	$32	$33	$31	$35	$31	$36	$65	$67	$99	$102	$147	$133
Underwriting expenses incurred	204	180	166	186	215	170	179	193	352	371	532	541	742	756

Underwriting profit (loss)	$10	$30	$12	$23	$76	$34	$92	$57	$35	$149	$65	$183	$71	$261

Ratio Data
Loss ratio	50.3%	55.4%	59.2%	52.0%	36.4%	53.2%	42.6%	46.8%	55.6%	44.7%	55.5%	47.5%	54.2%	44.7%
Allocated loss expense ratio	3.8	2.7	5.0	5.9	9.9	7.0	7.6	5.9	5.4	6.8	4.5	6.8	4.3	7.6
Unallocated loss expense ratio	8.4	5.7	5.5	5.7	5.2	5.7	5.1	5.9	5.7	5.5	5.7	5.6	6.4	5.5
Net underwriting expense ratio	36.5	33.5	27.8	29.7	38.2	31.3	29.1	27.9	28.8	28.4	30.2	29.3	31.7	31.4

Statutory combined ratio	99.0%	97.3%	97.5%	93.3%	89.7%	97.2%	84.4%	86.5%	95.5%	85.4%	95.9%	89.2%	96.6%	89.2%
Statutory combined ratio excluding catastrophes	100.5%	93.3%	86.2%	89.4%	89.7%	97.1%	83.6%	84.7%	87.8%	84.1%	89.5%	88.3%	92.2%	88.5%

Loss Detail
New losses greater than $4,000,000	$10	$5	$18	$8	$—	$—	$—	$—	$26	$—	$31	$—	$41	$—
New losses $2,000,000-$4,000,000	19	17	25	14	34	47	13	22	40	35	56	81	75	116
New losses $1,000,000-$2,000,000	18	26	15	18	19	25	23	23	33	46	60	71	78	90
New losses $750,000-$1,000,000	10	12	11	8	11	8	6	9	19	15	31	23	41	34
New losses $500,000-$750,000	11	14	12	9	14	11	12	12	20	24	34	34	45	49
New losses $250,000-$500,000	28	25	22	23	21	18	16	18	45	34	70	53	98	73
Case reserve development above $250,000	76	57	51	44	60	45	46	49	96	95	153	140	229	200

Large losses subtotal	$172	$156	$154	$124	$159	$154	$116	$133	$279	$249	$435	$402	$607	$562
IBNR incurred	(12)	(7)	(8)	6	(29)	—	6	7	(2)	14	(10)	16	(22)	(12)
Catastrophe losses incurred	(9)	23	66	22	—	1	5	10	89	16	112	17	103	16
Remaining incurred	137	151	135	146	89	164	131	132	280	262	431	425	568	511

Total losses incurred	$288	$323	$347	$298	$219	$319	$258	$282	$646	$541	$968	$860	$1,256	$1,077

Loss Ratio
New losses greater than $4,000,000	1.8%	0.9%	3.1%	1.4%	—%	0.1%	—%	—%	2.3%	—%	1.8%	0.1%	1.8%	—%
New losses $2,000,000-$4,000,000	3.2	2.9	4.3	2.5	5.7	7.8	2.1	3.6	3.4	2.9	3.2	4.5	3.2	4.7
New losses $1,000,000-$2,000,000	3.1	4.5	2.5	3.2	3.2	4.2	3.8	3.8	2.9	3.8	3.4	3.9	3.4	3.7
New losses $750,000-$1,000,000	1.7	2.1	1.9	1.3	1.8	1.3	1.0	1.5	1.6	1.2	1.8	1.3	1.8	1.4
New losses $500,000-$750,000	2.0	2.3	2.0	1.5	2.2	1.8	2.0	2.0	1.7	2.0	1.9	1.9	2.0	2.0
New losses $250,000-$500,000	4.9	4.3	3.8	4.0	3.4	3.0	2.6	2.8	3.9	2.7	4.0	2.9	4.2	2.9
Case reserve development above $250,000	13.2	9.8	8.7	7.8	10.1	7.5	7.6	8.1	8.3	7.8	8.8	7.6	9.9	8.3

Large losses subtotal	29.9%	26.8%	26.3%	21.7%	26.4%	25.7%	19.1%	21.8%	24.0%	20.4%	24.9%	22.2%	26.3%	23.1%
IBNR incurred	(2.1)	(1.3)	(1.4)	1.0	(4.8)	—	1.0	1.2	(0.2)	1.1	(0.6)	0.8	(0.9)	(0.5)
Total catastrophe losses incurred	(1.5)	4.0	11.3	3.9	—	0.1	0.8	1.8	7.7	1.3	6.4	0.9	4.5	0.7
Remaining incurred	24.0	25.9	23.0	25.4	14.8	27.3	21.7	22.0	24.2	21.9	24.8	23.6	24.3	21.4

Total loss ratio	50.3%	55.4%	59.2%	52.0%	36.4%	53.1%	42.6%	46.8%	55.7%	44.7%	55.5%	47.5%	54.2%	44.7%

Loss Claim Count
New losses greater than $4,000,000	2	1	4	2	—	1	—	—	6	—	7	1	9	1
New losses $2,000,000-$4,000,000	7	6	9	5	11	14	4	7	14	11	20	25	27	36
New losses $1,000,000-$2,000,000	14	21	12	16	14	20	19	17	28	36	49	56	63	70
New losses $750,000-$1,000,000	11	15	13	9	13	9	7	11	22	18	37	27	48	40
New losses $500,000-$750,000	19	24	21	16	23	20	21	20	37	41	61	61	80	84
New losses $250,000-$500,000	85	74	67	68	64	57	49	57	135	106	209	163	294	227
Case reserve development above $250,000	129	95	76	74	96	80	75	85	150	160	245	240	374	336

Large losses total	267	236	202	190	221	201	175	197	392	372	628	573	895	794

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies — Personal Lines
Statutory Quarterly Analysis
(Based on reported data — see Page 23 for adjusted data)

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Net premiums written	$160	$184	$191	$150	$162	$192	$197	$153	$341	$350	$525	$542	$685	$704
Net premiums earned	$171	$167	$174	$177	$176	$177	$180	$181	$351	$361	$518	$538	$689	$714

Losses paid	$123	$141	$116	$116	$103	$110	$110	$105	$232	$214	$373	$324	$496	$426
Loss reserve change	(31)	(8)	16	3	(30)	3	(4)	(17)	19	(20)	11	(17)	(20)	(47)
Total losses incurred	$92	$133	$132	$119	$73	$113	$106	$88	$251	$194	$384	$307	$476	$379
Allocated loss expense paid	4	4	4	3	4	3	3	4	7	7	11	10	15	14
Allocated loss expense reserve change	1	(1)	(1)	—	(1)	(1)	—	—	—	—	(1)	(1)	(1)	(2)
Total allocated loss expense incurred	$5	$3	$3	$3	$3	$2	$3	$4	$7	$7	$10	$9	$14	$12
Unallocated loss expense paid	19	13	13	13	12	13	11	13	25	24	38	38	57	50
Unallocated loss expense reserve change	(3)	1	1	1	(3)	—	—	(1)	2	(1)	3	(2)	1	(3)
Total unallocated loss expense incurred	$16	$14	$14	$14	$9	$13	$11	$12	$27	$23	$41	$36	$58	$47
Underwriting expenses incurred	58	56	55	51	55	60	63	56	106	118	162	178	224	233

Underwriting profit (loss)	$—	$(39)	$(30)	$(10)	$36	$(11)	$(3)	$21	$(40)	$19	$(79)	$8	$(83)	$43

Ratio Data
Loss ratio	53.6%	79.7%	75.6%	67.4%	41.3%	63.8%	58.6%	48.9%	71.5%	53.8%	74.1%	57.1%	69.0%	53.2%
Allocated loss expense ratio	2.7	1.8	1.9	1.9	1.8	1.4	1.9	1.8	1.9	1.9	1.9	1.7	2.1	1.7
Unallocated loss expense ratio	9.6	8.7	7.9	7.4	5.5	7.3	6.2	6.6	7.6	6.3	8.0	6.7	8.3	6.4
Net underwriting expense ratio	36.2	30.4	28.9	34.1	32.8	31.1	31.9	36.2	31.2	33.8	30.9	32.8	32.2	32.8

Statutory combined ratio	102.1%	120.6%	114.3%	110.8%	81.4%	103.6%	98.6%	93.5%	112.2%	95.8%	114.9%	98.3%	111.6%	94.1%
Statutory combined ratio excluding catastrophes	106.2%	96.8%	87.3%	99.2%	82.4%	96.6%	95.1%	97.6%	92.9%	96.1%	94.2%	96.2%	97.1%	92.8%

Loss Detail
New losses greater than $4,000,000	$—	$5	$—	$—	$—	$—	$—	$—	$—	$—	$5	$—	$5	$—
New losses $2,000,000-$4,000,000	—	—	—	—	2	7	4	—	—	4	—	11	—	13
New losses $1,000,000-$2,000,000	4	6	2	4	5	1	3	5	5	8	12	10	16	14
New losses $750,000-$1,000,000	3	2	2	1	2	1	3	1	3	4	4	6	7	7
New losses $500,000-$750,000	5	2	1	3	2	3	3	3	4	6	6	8	11	11
New losses $250,000-$500,000	7	8	5	6	8	6	6	5	12	11	20	17	26	25
Case reserve development above $250,000	6	2	3	4	8	5	2	4	7	6	9	12	16	19

Large losses subtotal	$25	$25	$13	$18	$27	$23	$21	$18	$31	$39	$56	$64	$81	$89
IBNR incurred	(4)	2	2	—	(14)	—	1	—	2	1	4	—	—	(13)
Catastrophe losses incurred	(7)	40	47	21	(2)	12	6	(7)	67	(1)	107	11	100	10
Remaining incurred	78	66	70	80	62	78	78	77	151	155	217	232	295	293

Total losses incurred	$92	$133	$132	$119	$73	$113	$106	$88	$251	$194	$384	$307	$476	$379

Loss Ratio
New losses greater than $4,000,000	—%	3.0%	—%	—%	—%	—%	—%	—%	—%	—%	1.0%	0.1%	0.7%	—%
New losses $2,000,000-$4,000,000	—	—	—	—	1.0	4.0	2.2	—	—	1.1	—	2.1	—	1.8
New losses $1,000,000-$2,000,000	2.4	3.8	1.1	2.1	2.8	0.8	1.7	3.0	1.6	2.3	2.3	1.8	2.3	2.0
New losses $750,000-$1,000,000	1.5	1.0	1.1	0.4	1.1	0.9	1.7	0.7	0.8	1.1	0.8	1.1	1.0	1.0
New losses $500,000-$750,000	2.9	1.3	0.7	1.5	1.1	1.6	1.7	1.9	1.1	1.8	1.2	1.5	1.6	1.5
New losses $250,000-$500,000	3.9	4.8	3.0	3.6	4.5	3.2	3.3	3.0	3.3	3.1	3.8	3.1	3.8	3.6
Case reserve development above $250,000	3.8	1.4	1.5	2.5	4.4	2.7	1.2	2.2	1.9	1.8	1.7	2.1	2.3	2.7

Large losses subtotal	14.5%	15.3%	7.5%	10.0%	15.1%	13.2%	11.8%	10.6%	8.7%	11.2%	10.8%	11.8%	11.7%	12.6%
IBNR incurred	(2.3)	1.0	0.9	0.2	(7.8)	—	0.4	—	0.6	0.2	0.7	0.1	—	(1.8)
Total catastrophe losses incurred	(4.1)	23.8	27.0	11.6	(1.0)	7.0	3.5	(4.1)	19.3	(0.3)	20.7	2.1	14.5	1.3
Remaining incurred	45.5	39.6	40.2	45.6	35.0	43.6	42.9	42.4	42.9	42.7	41.9	43.1	42.8	41.1

Total loss ratio	53.6%	79.7%	75.6%	67.4%	41.3%	63.8%	58.6%	48.9%	71.5%	53.8%	74.1%	57.1%	69.0%	53.2%

Loss Claim Count
New losses greater than $4,000,000	—	1	—	—	—	—	—	—	—	—	1	—	—	—
New losses $2,000,000-$4,000,000	—	—	—	—	1	2	1	—	—	1	—	3	3	4
New losses $1,000,000-$2,000,000	3	6	1	3	4	1	2	4	4	6	10	7	7	11
New losses $750,000-$1,000,000	3	2	2	1	3	2	4	1	3	5	5	7	14	10
New losses $500,000-$750,000	9	4	2	5	4	5	5	4	7	9	11	14	51	18
New losses $250,000-$500,000	20	26	17	19	24	18	18	15	36	33	62	51	28	75
Case reserve development above $250,000	17	7	8	7	16	13	7	8	15	15	22	28	79	44

Large losses total	52	46	30	35	52	41	37	32	65	69	111	110	182	162

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies
Agency Direct Written Premiums by Risk State by Line of Business for the Twelve Months Ended December 31, 2008

(Dollars in millions)	Standard Market										E&S			Standard Market		Consolidated
	Commercial							Personal				Consolidated		Commercial	Personal	Total
	Comm	Comm	Comm	Workers’	Specialty	Surety &	Mach. &	Pers	Home	Other	Casualty	2008	2007	Change	Change	Change
Risk State	Casualty	Prop	Auto	Comp	Packages	Exec Risk	Equip	Auto	Owner	Personal	& Prop	Total	Total	%	%	%

AL	$19.2	$17.1	$8.0	$1.4	$7.8	$2.0	$0.9	$16.3	$25.2	$5.2	$0.2	$103.3	$100.6	(1.8)	8.3	2.7
AZ	13.1	6.4	10.8	0.4	1.0	0.9	0.8	0.1	0.3	0.1	0.2	34.0	32.3	4.5	49.4	5.5
AR	10.4	10.1	6.3	5.2	3.9	1.4	0.5	2.5	2.8	0.8	0.1	44.1	42.9	3.5	(2.1)	2.9
DE	1.4	1.3	0.7	1.7	0.2	0.1	0.1	—	—	—	—	5.5	4.5	21.8	nm	21.8
FL	28.8	24.4	11.7	2.2	2.6	3.0	0.9	11.5	18.1	3.4	—	106.5	123.2	(12.3)	(16.1)	(13.5)
GA	26.2	20.1	17.3	13.4	7.1	6.9	0.9	30.1	28.0	7.8	1.5	159.2	160.7	(5.2)	3.3	(0.9)
ID	10.2	4.7	4.9	0.3	0.8	1.0	0.3	—	—	—	—	22.3	20.9	6.6	nm	6.6
IL	68.9	45.5	30.4	62.8	13.6	8.2	2.9	23.4	19.2	6.2	2.5	283.5	291.5	(4.2)	(0.5)	(2.7)
IN	47.0	36.4	23.0	29.3	7.8	7.8	2.2	26.8	26.1	7.0	2.8	216.3	222.3	(5.5)	0.3	(2.7)
IA	20.0	14.9	9.6	25.5	4.4	2.7	1.2	3.4	4.0	1.8	0.1	87.5	88.0	0.8	(11.7)	(0.6)
KS	7.1	7.9	4.6	8.5	3.1	1.4	0.4	4.1	5.4	1.2	—	43.7	44.0	4.0	(13.1)	(0.8)
KY	21.5	19.9	14.9	3.6	5.5	3.7	1.0	19.8	15.8	4.2	—	109.8	106.9	2.1	3.8	2.7
MD	13.7	6.1	10.1	12.3	1.0	1.6	0.4	0.1	1.6	0.5	0.1	47.3	49.2	(4.7)	18.9	(3.7)
MI	34.0	21.7	15.0	19.5	11.8	6.4	1.8	10.8	14.4	3.2	0.7	139.4	150.9	(7.8)	(9.0)	(7.6)
MN	22.7	15.8	8.6	8.4	3.3	2.6	1.2	5.9	5.3	2.9	0.3	76.9	83.4	(9.1)	(3.8)	(7.8)
MO	23.6	18.7	13.4	18.6	5.2	2.6	1.2	2.5	4.1	0.9	0.3	91.2	96.9	(6.6)	(1.8)	(5.9)
MT	14.1	6.6	6.5	0.1	0.9	0.5	0.4	0.5	0.5	0.1	—	30.5	30.6	(3.9)	511.1	(0.5)
NE	6.5	5.5	3.4	8.4	1.3	1.0	0.4	0.8	1.0	0.3	—	28.8	29.7	(2.1)	(13.2)	(3.0)
NH	2.7	1.7	1.2	2.3	0.7	0.7	0.2	0.7	0.7	0.4	—	11.2	11.8	(4.4)	(7.4)	(4.8)
NM	1.8	0.5	0.9	0.4	—	0.2	—	—	—	—	—	3.8	0.3	nm	nm	nm
NY	29.2	8.1	10.0	2.0	1.4	2.9	0.6	—	—	—	—	54.1	59.0	(8.2)	nm	(8.3)
NC	40.6	30.8	21.3	29.1	12.9	9.0	1.6	1.2	2.0	2.6	0.7	151.8	153.5	(2.1)	15.6	(1.1)
ND	5.3	4.1	2.5	—	0.9	0.7	0.2	0.5	0.5	0.2	—	14.8	14.3	5.2	(14.0)	3.5
OH	150.6	91.1	67.0	(0.4)	22.3	24.2	5.0	126.9	91.4	30.6	3.2	611.8	630.3	(4.2)	(2.4)	(2.9)
PA	46.2	28.8	28.1	52.7	9.3	6.4	1.7	7.4	6.1	3.3	0.1	190.2	194.8	(2.1)	(5.5)	(2.3)
SC	13.7	9.3	8.0	6.2	2.6	2.8	0.3	—	0.1	0.2	—	43.2	44.9	(4.0)	8.0	(4.0)
SD	4.3	2.8	2.1	4.3	0.4	0.7	0.2	—	—	—	—	14.7	15.1	(2.7)	nm	(3.0)
TN	23.4	18.3	14.0	12.3	8.6	5.1	1.1	8.2	8.9	3.1	0.1	103.1	106.2	(4.3)	2.3	(2.9)
TX	0.9	1.3	0.8	1.8	—	0.4	—	—	—	—	—	5.2	5.3	(2.8)	nm	(2.6)
UT	13.2	5.0	6.4	—	0.7	1.7	0.4	0.1	0.1	—	0.2	27.8	23.2	18.4	nm	19.7
VT	5.0	4.0	2.8	7.3	1.0	0.9	0.3	0.7	1.0	0.3	—	23.3	24.2	(4.1)	(2.2)	(3.5)
VA	32.2	24.1	20.6	21.4	5.1	5.7	1.2	9.1	8.0	2.9	0.4	130.7	137.2	(5.1)	(5.0)	(4.7)
WA	0.7	0.3	0.5	—	—	0.1	—	—	—	—	—	1.6	0.4	259.3	nm	292.7
WV	7.5	5.2	5.4	0.2	2.3	1.0	0.3	—	0.7	0.2	0.2	22.9	25.4	(9.8)	(22.7)	(9.6)
WI	26.5	17.2	11.6	25.7	4.6	2.8	1.6	8.7	7.5	3.3	0.7	110.1	114.7	(4.8)	(3.4)	(4.0)
All Other	4.2	2.7	2.6	4.3	0.2	1.3	0.1	—	0.3	—	—	15.8	14.7	7.5	7.9	7.4

Total	$796.4	$538.3	$405.2	$391.1	$154.3	$120.3	$32.2	$322.2	$298.8	$92.9	$14.4	$3,166.3	$3,253.6	(3.5)	(1.7)	(2.7)
Other Direct	—	1.7	—	7.5	—	—	—	—	2.4	—	—	11.6	15.7	(11.4)	(55.5)	(26.1)

Total Direct	$796.4	$540.0	$405.2	$398.6	$154.3	$120.3	$32.2	$322.2	$301.2	$92.9	$14.4	$3,177.9	$3,269.3	(3.6)	(2.1)	(2.8)

There were no direct written premiums for Excess and Surplus during 2007

Quarterly Property Casualty Data — Commercial Lines

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Commercial casualty:
Written premiums	$183	$171	$199	$211	$189	$179	$218	$245	$410	$462	$582	$641	$764	$830
Earned premiums	183	197	194	190	204	205	209	209	384	418	580	623	763	827
Loss and loss expenses ratio	23.9%	44.4%	39.8%	58.3%	32.0%	63.7%	54.6%	53.5%	48.9%	54.2%	47.4%	57.4%	41.7%	51.1%
Less catastrophe loss ratio	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Loss and loss expenses excluding catastrophe loss ratio	23.9%	44.4%	39.8%	58.3%	32.0%	63.7%	54.6%	53.5%	48.9%	54.2%	47.4%	57.4%	41.7%	51.1%

Commercial property:
Written premiums	$117	$117	$124	$124	$116	$120	$125	$138	$247	$263	$364	$383	$481	$499
Earned premiums	122	120	123	122	124	125	125	123	244	248	364	373	487	497
Loss and loss expenses ratio	47.2%	70.0%	97.6%	75.5%	32.9%	61.5%	45.8%	53.6%	86.6%	49.7%	81.1%	53.7%	72.6%	48.5%
Less catastrophe loss ratio	(5.3)	15.6	38.0	16.5	—	(1.4)	3.2	6.9	27.3	5.0	23.4	2.9	16.2	2.2

Loss and loss expenses excluding catastrophe loss ratio	52.5%	54.4%	59.6%	59.0%	32.9%	62.9%	42.6%	46.7%	59.3%	44.7%	57.7%	50.8%	56.4%	46.3%

Commercial auto:
Written premiums	$94	$93	$108	$107	$100	$92	$112	$124	$215	$236	$308	$329	$402	$429
Earned premiums	103	103	104	101	110	108	110	113	205	223	308	331	411	440
Loss and loss expenses ratio	94.8%	63.2%	67.5%	63.4%	60.3%	66.9%	62.9%	64.6%	65.5%	63.4%	64.7%	64.5%	72.3%	63.5%
Less catastrophe loss ratio	(0.8)	0.1	3.4	(0.4)	(0.2)	0.4	—	(0.2)	1.5	—	1.0	0.1	0.6	—

Loss and loss expenses excluding catastrophe loss ratio	95.6%	63.1%	64.1%	63.8%	60.5%	66.5%	62.9%	64.8%	64.0%	63.4%	63.7%	64.4%	71.7%	63.5%

Workers’ compensation:
Written premiums	$89	$84	$95	$114	$88	$84	$92	$113	$209	$206	$292	$289	$382	$378
Earned premiums	93	93	94	94	93	94	95	92	189	187	282	280	375	373
Loss and loss expenses ratio	128.2%	90.9%	78.3%	64.8%	113.6%	82.0%	66.8%	76.5%	71.5%	71.5%	77.9%	75.0%	90.4%	84.6%
Less catastrophe loss ratio	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Loss and loss expenses excluding catastrophe loss ratio	128.2%	90.9%	78.3%	64.8%	113.6%	82.0%	66.8%	76.5%	71.5%	71.5%	77.9%	75.0%	90.4%	84.6%

Specialty package:
Written premiums	$37	$36	$36	$37	$36	$34	$36	$41	$73	$77	$109	$111	$145	$146
Earned premiums	36	35	36	35	36	36	37	36	72	73	107	109	144	146
Loss and loss expenses ratio	40.6%	80.2%	109.7%	63.4%	41.9%	76.7%	49.9%	69.6%	86.8%	59.6%	84.6%	65.3%	73.5%	59.4%
Less catastrophe loss ratio	(3.8)	12.2	43.9	8.1	0.6	6.2	2.6	7.0	26.2	4.7	21.5	5.2	15.2	4.1

Loss and loss expenses excluding catastrophe loss ratio	44.4%	68.0%	65.8%	55.3%	41.3%	70.5%	47.3%	62.6%	60.6%	54.9%	63.1%	60.1%	58.3%	55.3%

Surety and executive risk:
Written premiums	$24	$29	$28	$25	$26	$28	$23	$25	$54	$48	$82	$76	$107	$102
Earned premiums	28	27	28	25	27	25	24	24	53	47	80	73	107	100
Loss and loss expenses ratio	76.5%	73.6%	92.0%	45.9%	55.7%	36.5%	49.3%	24.0%	70.1%	36.7%	71.3%	36.7%	72.6%	41.8%
Less catastrophe loss ratio	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Loss and loss expenses excluding catastrophe loss ratio	76.5%	73.6%	92.0%	45.9%	55.7%	36.5%	49.3%	24.0%	70.1%	36.7%	71.3%	36.7%	72.6%	41.8%

Machinery and equipment:
Written premiums	$8	$8	$7	$7	$7	$7	$7	$7	$14	$14	$22	$22	$30	$29
Earned premiums	8	7	7	7	7	7	7	7	14	14	22	21	29	28
Loss and loss expense ratio	50.4%	32.4%	34.1%	53.3%	27.8%	34.7%	20.4%	28.2%	43.6%	24.3%	39.8%	27.8%	42.5%	27.8%
Less catastrophe loss ratio	(0.2)	2.8	1.0	—	(0.8)	1.3	—	(1.6)	0.6	(0.8)	1.3	(0.1)	0.9	(0.3)

Loss and loss expense excluding catastrophe loss ratio	50.6%	29.6%	33.1%	53.3%	28.6%	33.4%	20.4%	29.8%	43.0%	25.1%	38.5%	27.9%	41.6%	28.1%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

Quarterly Property Casualty Data — Personal Lines

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Personal auto:
Written premiums	$73	$88	$89	$69	$75	$92	$93	$72	$158	$164	$246	$256	$320	$332
Earned premiums	80	81	82	83	83	85	86	88	164	174	245	259	325	342
Loss and loss expenses ratio	81.0%	63.7%	56.8%	67.6%	65.3%	67.7%	67.6%	66.5%	62.2%	67.1%	62.7%	67.3%	67.2%	66.8%
Less catastrophe loss ratio	(1.6)	1.7	3.1	1.7	(0.3)	0.7	(0.3)	(2.3)	2.4	(1.3)	2.2	(0.6)	1.2	(0.6)

Loss and loss expenses excluding catastrophe loss ratio	82.6%	62.0%	53.7%	65.9%	65.6%	67.0%	67.9%	68.8%	59.8%	68.4%	60.5%	67.9%	66.0%	67.4%

Homeowner:
Written premiums	$65	$72	$79	$60	$66	$77	$80	$61	$139	$141	$212	$218	$277	$284
Earned premiums	69	64	71	72	71	70	72	71	143	143	208	214	277	285
Loss and loss expenses ratio	52.9%	122.8%	130.7%	91.4%	36.6%	82.7%	66.9%	50.0%	110.9%	58.5%	114.6%	66.5%	99.2%	59.0%
Less catastrophe loss ratio	(8.5)	54.5	60.0	25.2	(2.3)	15.6	8.3	(7.5)	42.5	0.4	46.2	5.4	32.5	3.5

Loss and loss expenses excluding catastrophe loss ratio	61.4%	68.3%	70.7%	66.2%	38.9%	67.1%	58.6%	57.5%	68.4%	58.1%	68.4%	61.1%	66.7%	55.5%

Other personal:
Written premiums	$21	$24	$23	$21	$21	$23	$24	$20	$44	$44	$67	$67	$88	$88
Earned premiums	22	22	21	22	22	22	22	22	44	43	65	65	87	87
Loss and loss expenses ratio	51.8%	91.5%	43.2%	62.2%	24.1%	57.9%	62.8%	43.4%	52.9%	53.1%	65.8%	54.7%	62.2%	47.0%
Less catastrophe loss ratio	0.4	14.5	8.0	4.1	0.6	3.7	3.5	(0.1)	6.0	1.3	8.9	2.0	6.7	1.7

Loss and loss expenses excluding catastrophe loss ratio	51.4%	77.0%	35.2%	58.1%	23.5%	54.2%	59.3%	43.5%	46.9%	51.8%	56.9%	52.7%	55.5%	45.3%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

Consolidated Cincinnati Insurance Companies
Quarterly Detailed Loss Analysis

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

All Lines
Loss and loss expenses:
Loss and loss expenses — current AY	$610	$564	$532	$467	$515	$558	$484	$472	$999	$956	$1,564	$1,514	$2,173	$2,029
Loss and loss expenses — prior AY’s	(121)	(104)	(87)	(9)	(118)	(47)	(40)	(17)	(96)	(57)	(200)	(105)	(320)	(222)
Catastrophes — current AY	(17)	62	113	47	(1)	15	15	16	160	30	222	47	205	45
Catastrophes — prior AY’s	1	1	—	(4)	(1)	(2)	(4)	(13)	(4)	(17)	(3)	(19)	(2)	(20)

Total	$473	$523	$558	$501	$395	$524	$455	$458	$1,059	$912	$1,583	$1,437	$2,056	$1,832

Ratio to Earned Premiums
Loss and loss expenses :
Loss and loss expenses — current AY	81.9%	75.1%	69.9%	62.2%	66.3%	71.9%	61.6%	60.2%	66.0%	60.9%	69.0%	64.5%	72.2%	64.9%
Loss and loss expenses — prior AY’s	(16.2)	(13.8)	(11.4)	(1.3)	(15.2)	(6.2)	(5.1)	(2.3)	(6.3)	(3.6)	(8.8)	(4.5)	(10.7)	(7.1)
Catastrophes — current AY	(2.2)	8.3	14.8	6.1	(0.1)	2.0	1.9	2.1	10.6	1.9	9.8	2.0	6.8	1.4
Catastrophes — prior AY’s	0.1	0.1	0.1	(0.5)	(0.1)	(0.3)	(0.5)	(1.7)	(0.3)	(1.1)	(0.1)	(0.9)	—	(0.6)

Total	63.6%	69.7%	73.3%	66.6%	50.9%	67.4%	57.9%	58.3%	70.0%	58.1%	69.9%	61.1%	68.3%	58.6%

Commercial Lines
Loss and loss expenses:
Loss and loss expenses — current AY	$464	$436	$416	$354	$412	$433	$370	$356	$770	$726	$1,207	$1,158	$1,671	$1,570
Loss and loss expenses — prior AY’s	(97)	(88)	(74)	(11)	(102)	(38)	(40)	(12)	(85)	(52)	(173)	(90)	(270)	(192)
Catastrophes — current AY	(9)	23	66	25	—	5	8	12	92	20	115	26	106	25
Catastrophes — prior AY’s	—	—	—	(3)	—	(4)	(3)	(2)	(3)	(5)	(3)	(9)	(3)	(9)

Total	$358	$371	$408	$365	$310	$396	$335	$354	$774	$689	$1,146	$1,085	$1,504	$1,394

Ratio to Earned Premiums
Loss and loss expenses:
Loss and loss expenses — current AY	81.0%	74.9%	71.1%	61.6%	68.5%	72.2%	61.0%	59.0%	66.4%	60.0%	69.2%	63.9%	72.1%	65.2%
Loss and loss expenses — prior AY’s	(17.0)	(15.0)	(12.6)	(1.9)	(17.0)	(6.4)	(6.6)	(2.1)	(7.3)	(4.2)	(9.9)	(4.9)	(11.7)	(8.0)
Catastrophes — current AY	(1.5)	4.0	11.2	4.5	—	0.9	1.4	2.2	7.9	1.8	6.6	1.5	4.6	1.1
Catastrophes — prior AY’s	—	—	0.1	(0.6)	—	(0.7)	(0.5)	(0.4)	(0.3)	(0.4)	(0.2)	(0.6)	(0.1)	(0.4)

Total	62.5%	63.8%	69.7%	63.6%	51.4%	66.0%	55.3%	58.7%	66.7%	57.2%	65.7%	59.9%	64.9%	57.9%

Personal Lines
Loss and loss expenses:
Loss and loss expenses — current AY	$143	$127	$115	$113	$103	$125	$114	$116	$228	$230	$355	$356	$498	$459
Loss and loss expenses — prior AY’s	(23)	(16)	(13)	2	(16)	(9)	—	(5)	(11)	(5)	(27)	(15)	(51)	(30)
Catastrophes — current AY	(8)	39	47	22	(1)	10	7	4	68	10	107	21	99	20
Catastrophes — prior AY’s	1	1	—	(1)	(1)	2	(1)	(11)	(1)	(12)	—	(10)	1	(11)

Total	$113	$151	$149	$136	$85	$128	$120	$104	$284	$223	$435	$352	$547	$438

Ratio to Earned Premiums
Loss and loss expenses:
Loss and loss expenses — current AY	83.7%	75.9%	65.6%	64.1%	58.5%	70.5%	63.3%	64.3%	64.8%	64.1%	68.4%	66.1%	72.2%	64.3%
Loss and loss expenses — prior AY’s	(13.7)	(9.6)	(7.2)	1.0	(8.9)	(5.1)	(0.1)	(2.9)	(3.1)	(1.5)	(5.1)	(2.8)	(7.3)	(4.3)
Catastrophes — current AY	(4.6)	23.3	27.0	11.9	(0.7)	5.9	3.8	2.0	19.6	2.9	20.7	3.9	14.4	2.8
Catastrophes — prior AY’s	0.5	0.5	—	(0.3)	(0.3)	1.1	(0.3)	(6.1)	(0.3)	(3.5)	—	(1.8)	0.1	(1.5)

Total	65.9%	90.1%	85.4%	76.7%	48.6%	72.4%	66.7%	57.3%	81.0%	62.0%	84.0%	65.4%	79.4%	61.3%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

Consolidated Cincinnati Insurance Companies
10-Year Property Casualty Data — Consolidated

	Years ended December 31,
(Dollars in millions)	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999

Premiums
Adjusted written premiums — statutory*	$3,040	$3,149	$3,172	$3,097	$3,026	$2,789	$2,496	$2,188	$1,936	$1,681
Codification	—	—	—	—	—	—	—	402	(55)	—
Written premium adjustment — statutory	(30)	(32)	6	(21)	(29)	26	117	—	—	—

Reported written premiums — statutory**	3,010	3,117	3,178	3,076	2,997	2,815	2,613	2,590	1,881	1,681
Unearned premium change	—	8	(14)	(18)	(78)	(162)	(222)	(517)	(53)	(23)

Earned premiums (GAAP)	$3,010	$3,125	$3,164	$3,058	$2,919	$2,653	$2,391	$2,073	$1,828	$1,658

Year-over-year growth rate:
Adjusted written premiums — statutory	(3.5)%	(0.7)%	2.4%	2.3%	8.5%	11.7%	14.0%	13.0%	15.2%	7.9%
Written premiums — statutory	(3.4)%	(1.9)%	3.3%	2.6%	6.5%	7.7%	0.9%	37.7%	11.9%	7.9%
Earned premiums	(3.7)%	(1.2)%	3.5%	4.8%	10.0%	11.0%	15.3%	13.4%	10.3%	7.5%

Statutory combined ratio
Reported statutory combined ratio*	100.4%	90.3%	93.9%	89.0%	89.4%	94.2%	98.4%	99.5%	112.5%	100.4%
Codification	—	—	—	—	—	—	—	4.1	(0.9)	—
Written premium adjustment — statutory	nm	nm	nm	nm	nm	nm	1.2	—	—	—
One-time item	—	—	—	—	—	0.8	—	—	(1.7)	—

Statutory combined ratio (adjusted)	100.4%	90.3%	93.9%	89.0%	89.4%	95.0%	99.6%	103.6%	109.9%	100.4%
Less catastrophe losses	6.8	0.8	5.5	4.1	5.1	3.6	3.6	3.1	2.7	2.5

Statutory combined ratio excluding catastrophe losses (adjusted)	93.6%	89.5%	88.4%	84.9%	84.3%	91.4%	96.0%	100.5%	107.2%	97.9%

Reported commission expense ratio*	18.4%	19.2%	18.7%	19.3%	19.2%	17.6%	15.9%	13.9%	17.4%	17.4%
Codification	—	—	—	—	—	—	—	2.6	(0.5)	—
Written premium adjustment - statutory	nm	nm	nm	nm	nm	nm	0.8	—	—	—
One-time item	—	—	—	—	—	—	—	—	—	—

Commission expense ratio (adjusted)	18.4%	19.2%	18.7%	19.3%	19.2%	17.6%	16.7%	16.5%	16.9%	17.4%

Reported other expense ratio*	13.7%	12.5%	11.7%	10.5%	10.1%	8.9%	9.6%	8.7%	12.6%	11.4%
Codification	—	—	—	—	—	—	—	1.5	(0.4)	—
Written premium adjustment — statutory	nm	nm	nm	nm	nm	nm	0.4	—	—	—
One-time item	—	—	—	—	—	0.8	—	—	(1.7)	—

Other expense ratio (adjusted)	13.7%	12.5%	11.7%	10.5%	10.1%	9.7%	10.0%	10.2%	10.5%	11.4%

Reported statutory expense ratio*	32.1%	31.7%	30.4%	29.8%	29.3%	26.5%	25.5%	22.6%	30.0%	28.8%
Codification	—	—	—	—	—	—	—	4.1	(0.9)	—
Written premium adjustment — statutory	nm	nm	nm	nm	nm	nm	1.2	—	—	—
One-time item	—	—	—	—	—	0.8	—	—	(1.7)	—

Statutory expense ratio (adjusted)	32.1%	31.7%	30.4%	29.8%	29.3%	27.3%	26.7%	26.7%	27.4%	28.8%

GAAP combined ratio
GAAP combined ratio	100.6%	90.3%	94.3%	89.2%	89.8%	94.7%	99.7%	104.9%	112.8%	100.2%
One-time item	—	—	—	—	—	0.8	—	—	(2.1)	—

GAAP combined ratio before one-time item	100.6%	90.3%	94.3%	89.2%	89.8%	95.5%	99.7%	104.9%	110.7%	100.2%

Written premiums to surplus
Adjusted premiums to statutory surplus ratio	0.905	0.731	0.668	0.739	0.721	1.002	1.067	0.864
Written premium adjustment	(0.009)	(0.007)	0.001	(0.005)	(0.007)	0.010	0.050	0.159

Reported premiums to statutory surplus ratio	0.896	0.724	0.669	0.734	0.714	1.012	1.117	1.023

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

**	Prior to 2001, property casualty written premiums were recognized as they were billed throughout the policy period. Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy. Written premiums for 2000 were reclassified to conform with the 2001 presentation; information was not readily available to reclassify earlier year statutory data. The growth rates in written premiums between 1999 and 2000 are overstated because 1999 premiums are shown on a billed basis.

Consolidated Cincinnati Insurance Companies
6-Year Property Casualty Data — Commercial Lines

	Years ended December 31,
(Dollars in millions)	2008	2007	2006	2005	2004	2003

Premiums
Adjusted written premiums — statutory*	$2,341	$2,444	$2,435	$2,306	$2,209	$2,009
Written premium adjustment — statutory	(30)	(31)	7	(16)	(23)	22

Reported written premiums — statutory	$2,311	$2,413	$2,442	$2,290	$2,186	$2,031
Unearned premium change	5	(2)	(40)	(36)	(60)	(123)

Earned premiums (GAAP)	$2,316	$2,411	$2,402	$2,254	$2,126	$1,908

Year-over-year growth rate:
Adjusted written premiums — statutory	(4.2)%	0.4%	5.6%	4.4%	10.0%	11.9%
Written premiums — statutory	(4.2)%	(1.2)%	6.7%	4.7%	7.6%	6.6%
Earned premiums	(3.9)%	0.4%	6.6%	6.0%	11.4%	10.8%

Statutory combined ratio
Reported statutory combined ratio*	96.6%	89.2%	90.8%	87.1%	83.7%	90.9%
One-time item	—	—	—	—	—	0.7

Statutory combined ratio (adjusted)	96.6%	89.2%	90.8%	87.1%	83.7%	91.6%
Less catastrophe losses	4.5	0.7	3.7	3.4	3.4	2.2

Statutory combined ratio excluding catastrophe losses (adjusted)	92.1%	88.5%	87.1%	83.7%	80.3%	89.4%

GAAP combined ratio
GAAP combined ratio	97.0%	89.2%	91.3%	87.4%	84.1%	91.3%
One-time item	—	—	—	—	—	0.8

GAAP combined ratio before one-time item	97.0%	89.2%	91.3%	87.4%	84.1%	92.1%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies
6-Year Property Casualty Data — Personal Lines

			Years ended December 31,
(Dollars in millions)	2008	2007	2006	2005	2004	2003

Premiums
Adjusted written premiums – statutory*	$685	$705	$737	$791	$817	$780
Written premium adjustment – statutory	—	(1)	(1)	(5)	(6)	4

Reported written premiums – statutory	$685	$704	$736	$786	$811	$784
Unearned premium change	4	10	26	18	(18)	(39)

Earned premiums (GAAP)	$689	$714	$762	$804	$793	$745

Year-over-year growth rate:
Adjusted written premiums – statutory	(2.8)%	(4.3)%	(6.8)%	(3.2)%	4.7%	12.0%
Written premiums – statutory	(2.7)%	(4.4)%	(6.4)%	(3.1)%	3.4%	10.8%
Earned premiums	(3.5)%	(6.3)%	(5.2)%	1.4%	6.4%	11.2%

Statutory combined ratio
Reported statutory combined ratio*	111.6%	94.1%	103.6%	94.3%	104.6%	102.9%
One-time item	—	—	—	—	—	1.0

Statutory combined ratio (adjusted)	111.6%	94.1%	103.6%	94.3%	104.6%	103.9%
Less catastrophe losses	14.5	1.3	11.3	6.3	9.7	7.3

Statutory combined ratio excluding catastrophe losses (adjusted)	97.1%	92.8%	92.3%	88.0%	94.9%	96.6%

GAAP combined ratio
GAAP combined ratio	111.9%	93.9%	103.6%	94.4%	105.0%	103.6%
One-time item	—	—	—	—	—	1.1

GAAP combined ratio before one-time item	111.9%	93.9%	103.6%	94.4%	105.0%	104.7%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data — All Lines

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Premiums
Agency renewal written premiums	$669	$687	$739	$733	$705	$732	$761	$762	$1,471	$1,523	$2,159	$2,255	$2,828	$2,960
Agency new business written premiums	100	92	100	76	81	82	81	81	176	162	267	244	368	325
Ceded written premiums	(41)	(49)	(37)	(38)	(41)	(41)	(39)	(38)	(75)	(77)	(124)	(118)	(165)	(159)
Other written premiums	2	4	1	2	4	6	5	6	3	11	7	17	9	22
Written premium adjustment – statutory	(13)	(8)	(12)	3	(25)	(43)	2	35	(9)	37	(17)	(6)	(30)	(31)

Reported written premiums – statutory*	$717	$727	$790	$776	$724	$736	$810	$846	$1,566	$1,656	$2,292	$2,392	$3,010	$3,117
Unearned premium change	30	24	(29)	(25)	53	41	(23)	(61)	(54)	(85)	(29)	(44)	—	8

Earned premiums	$747	$751	$761	$751	$777	$777	$787	$785	$1,512	$1,571	$2,263	$2,348	$3,010	$3,125

Year over year change %
Agency renewal written premiums	(5.1)%	(6.1)%	(3.0)%	(3.7)%	(3.5)%	1.6%	3.3%	1.9%	(3.4)%	2.6%	(4.3)%	2.3%	(4.5)%	0.8%
Agency new business written premiums	23.6	12.1	22.8	(6.3)	(8.3)	(15.9)	(13.3)	4.8	8.3	(5.2)	9.6	(9.1)	13.1	(8.9)
Ceded written premiums	0.3	20.3	(4.6)	(1.1)	7.3	12.6	29.3	17.5	(2.9)	23.2	5.1	19.4	3.8	16.0
Other written premiums	(50.6)	(39.1)	(74.6)	(71.8)	(9.5)	31.6	61.3	60.6	(73.1)	60.9	(61.6)	49.6	(59.3)	32.0
Written premium adjustment – statutory	(48.0)	(81.6)	(900.0)	(91.5)	(18.0)	521.4	(85.7)	7.3	(124.3)	(15.1)	161.5	(117.8)	(4.8)	(616.4)
Reported written premiums – statutory*	(1.0)	(1.3)	(2.5)	(8.3)	(4.1)	(5.6)	(0.5)	2.1	(5.4)	0.8	(4.2)	(1.3)	(3.4)	(1.9)

Statutory combined ratio
Statutory combined ratio	100.2%	102.8%	101.5%	97.2%	87.9%	98.7%	87.7%	87.7%	99.4%	87.7%	100.5%	91.3%	100.4%	90.3%
Contribution from catastrophe losses	(2.1)	8.4	14.9	5.7	(0.2)	1.7	1.4	0.4	10.3	0.9	9.7	1.2	6.8	0.8

Statutory combined ratio excluding catastrophe losses	102.3%	94.4%	86.6%	91.5%	88.1%	97.0%	86.3%	87.3%	89.1%	86.8%	90.8%	90.1%	93.6%	89.5%

Commission expense ratio	20.8%	17.7%	17.4%	17.7%	23.1%	18.1%	18.1%	18.0%	17.5%	18.0%	17.6%	18.0%	18.4%	19.2%
Other expense ratio	15.9	15.4	10.7	12.9	13.9	13.2	11.7	11.4	11.8	11.6	12.8	12.1	13.7	12.4

Statutory expense ratio	36.7%	33.1%	28.1%	30.6%	37.0%	31.3%	29.8%	29.4%	29.3%	29.6%	30.4%	30.1%	32.1%	31.6%

GAAP combined ratio
GAAP combined ratio	98.9%	101.2%	103.5%	98.6%	85.6%	97.3%	88.6%	89.6%	101.1%	89.1%	101.1%	91.8%	100.6%	90.3%
Contribution from catastrophe losses	(2.1)	8.4	14.9	5.7	(0.2)	1.7	1.4	0.4	10.3	0.9	9.7	1.2	6.8	0.8

GAAP combined ratio excluding catastrophe losses	101.0%	92.8%	88.6%	92.9%	85.8%	95.6%	87.2%	89.2%	90.8%	88.2%	91.4%	90.6%	93.8%	89.5%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data — Commercial Lines

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Premiums
Agency renewal written premiums	$514	$502	$552	$588	$546	$544	$569	$612	$1,140	$1,181	$1,642	$1,725	$2,156	$2,271
Agency new business written premiums	83	77	87	66	71	72	71	72	153	143	229	216	312	287
Ceded written premiums	(23)	(46)	(31)	(32)	(34)	(32)	(32)	(31)	(63)	(62)	(109)	(94)	(131)	(128)
Other written premiums	(9)	13	1	—	3	4	3	4	1	7	14	11	4	14
Written premium adjustment — statutory	(13)	(8)	(12)	3	(24)	(44)	2	36	(9)	37	(17)	(7)	(30)	(31)

Reported written premiums — statutory*	$552	$538	$597	$625	$562	$544	$613	$693	$1,222	$1,306	$1,759	$1,851	$2,311	$2,413
Unearned premium change	21	44	(11)	(51)	39	56	(7)	(89)	(61)	(96)	(16)	(41)	5	(2)

Earned premiums	$573	$582	$586	$574	$601	$600	$606	$604	$1,161	$1,210	$1,743	$1,810	$2,316	$2,411

Year over year change %
Agency renewal written premiums	(5.9)%	(7.7)%	(2.9)%	(4.0)%	(3.4)%	3.5%	7.4%	3.9%	(3.5)%	5.6%	(4.8)%	4.9%	(5.1)%	2.8%
Agency new business written premiums	16.4	6.0	21.2	(8.3)	(10.5)	(18.3)	(16.9)	2.7	6.4	(8.1)	6.3	(11.8)	8.8	(11.5)
Ceded written premiums	(33.0)	43.6	(1.6)	2.8	11.6	9.5	24.1	10.9	0.6	17.3	15.1	14.5	2.4	13.7
Other written premiums	(391.7)	250.5	(73.4)	(99.4)	(27.0)	(3.6)	12.3	37.2	(89.2)	26.2	25.0	14.3	(66.5)	1.7
Written premium adjustment — statutory	(45.8)	(81.6)	(900.0)	(91.5)	(18.1)	530.2	(84.7)	5.8	(124.3)	(14.7)	161.7	(117.8)	(1.6)	(526.2)
Reported written premiums — statutory*	(1.9)	(1.2)	(2.7)	(9.8)	(4.6)	(6.4)	1.7	3.8	(6.5)	2.8	(4.9)	(0.1)	(4.2)	(1.2)

Statutory combined ratio
Statutory combined ratio	99.0%	97.3%	97.5%	93.3%	89.7%	97.2%	84.4%	86.5%	95.5%	85.4%	95.9%	89.2%	96.6%	89.2%
Contribution from catastrophe losses	(1.5)	4.0	11.3	3.9	—	0.1	0.8	1.8	7.7	1.3	6.4	0.9	4.5	0.7

Statutory combined ratio excluding catastrophe losses	100.5%	93.3%	86.2%	89.4%	89.7%	97.1%	83.6%	84.7%	87.8%	84.1%	89.5%	88.3%	92.1%	88.5%

Commission expense ratio	20.8%	18.1%	16.9%	16.5%	23.1%	18.2%	17.7%	16.7%	16.7%	17.2%	17.1%	17.5%	18.0%	18.8%
Other expense ratio	15.7	15.4	10.9	13.2	15.1	13.1	11.4	11.2	12.1	11.3	13.1	11.8	13.7	12.6

Statutory expense ratio	36.5%	33.5%	27.8%	29.7%	38.2%	31.3%	29.1%	27.9%	28.8%	28.5%	30.2%	29.3%	31.7%	31.4%

GAAP combined ratio
GAAP combined ratio	98.1%	94.9%	99.9%	95.0%	87.3%	95.4%	85.2%	88.9%	97.4%	87.0%	96.6%	89.8%	97.0%	89.2%
Contribution from catastrophe losses	(1.5)	4.0	11.3	3.9	—	0.1	0.8	1.8	7.7	1.3	6.4	0.9	4.5	0.7

GAAP combined ratio excluding catastrophe losses	99.6%	90.9%	88.6%	91.1%	87.3%	95.3%	84.4%	87.1%	89.7%	85.7%	90.2%	88.9%	92.5%	88.5%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data — Personal Lines

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Premiums
Agency renewal written premiums	$156	$185	$186	$146	$159	$188	$192	$150	$332	$343	$517	$531	$672	$690
Agency new business written premiums	11	11	10	8	10	10	10	9	19	18	30	28	42	38
Ceded written premiums	(8)	(13)	(6)	(6)	(7)	(8)	(7)	(8)	(12)	(15)	(26)	(23)	(33)	(30)
Other written premiums	—	1	1	2	1	2	2	2	2	4	4	6	4	7
Written premium adjustment — statutory	—	—	—	—	(1)	—	—	—	—	—	—	—	—	(1)

Reported written premiums — statutory*	$159	$184	$191	$150	$162	$192	$197	$153	$341	$350	$525	$542	$685	$704
Unearned premium change	12	(17)	(17)	27	14	(15)	(17)	28	10	11	(7)	(4)	4	10

Earned premiums	$171	$167	$174	$177	$176	$177	$180	$181	$351	$361	$518	$538	$689	$714

Year over year change %
Agency renewal written premiums	(2.3)%	(1.6)%	(3.3)%	(2.8)%	(3.9)%	(3.4)%	(7.1)%	(5.6)%	(3.1)%	(6.5)%	(2.5)%	(5.4)%	(2.5)%	(5.1)%
Agency new business written premiums	17.9	11.8	7.7	(0.5)	12.1	7.0	26.5	25.4	3.9	26.0	6.7	18.6	9.5	16.9
Ceded written premiums	7.0	61.4	(17.3)	(17.2)	(9.1)	26.5	56.4	56.4	(17.3)	56.4	11.0	44.1	10.1	26.6
Other written premiums	(64.9)	(37.3)	(76.2)	(0.4)	117.4	276.1	265.9	187.1	(43.3)	227.0	(41.3)	242.4	(45.4)	211.2
Written premium adjustment — statutory	(100.0)	(100.0)	—	(100.0)	(17.0)	(92.9)	(100.0)	(100.9)	(100.0)	(98.4)	(100.0)	(102.0)	(100.0)	(5.1)
Reported written premiums — statutory*	(1.4)	(4.0)	(3.0)	(2.0)	(2.3)	(3.1)	(6.8)	(5.1)	(2.6)	(6.1)	(3.1)	(5.1)	(2.7)	(4.4)

Statutory combined ratio
Statutory combined ratio	102.1%	120.6%	114.3%	110.8%	81.4%	103.6%	98.6%	93.5%	112.2%	95.8%	114.9%	98.3%	111.6%	94.1%
Contribution from catastrophe losses	(4.1)	23.8	27.0	11.6	(1.0)	7.0	3.5	(4.1)	19.3	(0.3)	20.7	2.1	14.5	1.3

Statutory combined ratio excluding catastrophe losses	106.2%	96.8%	87.3%	99.2%	82.4%	96.6%	95.1%	97.6%	92.9%	96.1%	94.2%	96.2%	97.1%	92.8%

Commission expense ratio	21.2%	16.4%	18.6%	22.3%	22.8%	17.6%	19.3%	23.8%	20.2%	21.2%	18.9%	20.6%	19.5%	19.9%
Other expense ratio	15.0	14.0	10.3	11.8	10.0	13.5	12.6	12.4	11.0	12.6	12.0	12.2	12.7	12.9

Statutory expense ratio	36.2%	30.4%	28.9%	34.1%	32.8%	31.1%	31.9%	36.2%	31.2%	33.8%	30.9%	32.8%	32.2%	32.8%

GAAP combined ratio
GAAP combined ratio	100.0%	122.5%	115.3%	110.1%	79.7%	103.8%	99.9%	92.0%	112.7%	96.0%	115.9%	98.6%	111.9%	93.9%
Contribution from catastrophe losses	(4.1)	23.8	27.0	11.6	(1.0)	7.0	3.5	(4.1)	19.3	(0.3)	20.7	2.1	14.5	1.3

GAAP combined ratio excluding catastrophe losses	104.1%	98.7%	88.3%	98.5%	80.7%	96.8%	96.4%	96.1%	93.4%	96.3%	95.2%	96.5%	97.4%	92.6%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

The Cincinnati Life Insurance Company
GAAP Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2008	2007	Change	% Change	2008	2007	Change	% Change
Revenues:
Premiums earned:
Life	$48	$47	$1	2.6	$173	$171	$2	1.2
Accident health	2	2	—	(1.8)	7	7	—	3.7
Premiums ceded	(16)	(23)	7	(28.6)	(54)	(53)	(1)	2.3
Total premiums earned	33	25	8	30.6	126	125	1	0.8
Investment income	31	30	1	4.9	120	115	5	4.5
Realized investment gains and losses	(23)	(12)	(11)	97.8	(90)	40	(130)	(323.4)
Other income	1	1	—	(35.8)	2	4	(2)	(56.0)
Total revenues	$42	$45	$(2)	(5.4)	$158	$284	$(126)	(44.5)

Benefits & expenses:
Losses & policy benefits	$27	$46	$(19)	(41.9)	$175	$174	$1	0.7
Reinsurance recoveries	—	(11)	11	103.2	(33)	(40)	7	(17.3)
Commissions	6	(1)	7	(605.8)	25	25	—	(0.9)
Other operating expenses	11	11	—	(2.9)	34	35	(1)	(2.6)
Interest expense	—	—	—	—	—	—	—	—
Taxes, licenses & fees	1	1	—	21.1	4	4	1	14.5
Incr deferred acq expense	(5)	(3)	(3)	(97.1)	(18)	(12)	(6)	52.2
Incr deferred acq expense	—	—	—	—	—	—	—	—
Total expenses	$39	$43	$(4)	(8.6)	$187	$185	$2	0.8

Income before income taxes	$3	$1	$1	89.8	$(29)	$99	$(128)	(129.4)

Provision for income taxes:
Current	$14	$3	$11	354.1	$34	$8	$27	348.6
Current capital gains/losses	(8)	(4)	(4)	98.4	(31)	14	(46)	(321.0)
Deferred	(5)	1	(6)	(578.7)	(13)	12	(25)	(210.6)
Total income taxes	$1	$—	$1	354.8	$(11)	$34	$(44)	(131.1)

Net income	$2	$1	$1	49.5	$(19)	$65	$(84)	(128.5)
* Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2008	2007	Change	% Change	2008	2007	Change	% Change
Net premiums written	$48	$38	$10	26.0	$177	$158	$19	12.0
Net investment income	31	30	1	4.9	120	114	5	4.5
Amortization of interest maintenance reserve	—	—	—	(59.9)	(2)	(1)	(1)	(73.7)
Commissions and expense allowances on reinsurance ceded	2	3	—	(4.3)	8	9	(1)	(10.4)
Income from fees associated with Separate Accounts	1	1	—	(35.8)	2	4	(2)	(56.0)
Total revenues	$82	$71	$11	15.1	$305	$285	$20	7.0

Death benefits and matured endowments	$12	$8	$4	47.0	$46	$35	$11	29.9
Annuity benefits	12	8	4	56.3	34	37	(3)	(7.7)
Disability benefits and benefits under accident and health contracts	1	—	—	47.7	3	2	1	24.9
Surrender benefits and group conversions	6	6	—	2.9	24	23	—	0.8
Interest and adjustments on deposit-type contract funds	3	3	—	0.8	11	10	2	18.8
Increase in aggregate reserves for life and accident and health contracts	25	24	1	4.1	102	96	6	6.4
Payments on supplementary contracts with life contingencies	—	—	—	(4.2)	—	—	—	(4.4)
Total benefit expenses	$59	$49	$10	19.5	$220	$203	$16	8.1

Commissions	$9	$8	$1	7.9	$33	$34	$(1)	(3.3)
General insurance expenses and taxes	10	10	—	3.7	39	39	—	(0.1)
Increase in loading on deferred and uncollected premiums	(1)	(1)	—	(21.5)	(3)	(6)	3	45.3
Net transfers to or (from) Separate Accounts	—	—	—	—	—	—	—	—
Other deductions	—	—	—	—	—	—	—	0.9
Total operating expenses	$18	$17	$1	5.1	$69	$67	$2	2.6

Federal and Foreign Income Taxes Incurred	14	3	11	359.4	34	7	26	351.7

Net gain from operations before realized capital gains or (losses)	$(9)	$1	$(11)	(841.5)	$(18)	$7	$(24)	(355.1)

Net realized gains or (losses) net of capital gains tax	(13)	(5)	(8)	(161.4)	(53)	32	(85)	(262.2)

Net Income (Statutory)	$(22)	$(4)	$(18)	(502.1)	$(70)	$39	$(109)	(278.4)

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Cincinnati Financial Corporation
Supplemental Financial Data
December 31, 2008
Fourth Quarter
6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Heather J. Wietzel	Joan O. Shevchik	Jerry L. Litton
(513) 870-2768	(513) 603-5323	(513) 870-2639

							Standard &
	A.M. Best		Fitch		Moody’s		Poor’s
Cincinnati Financial Corporation
Corporate Debt	a		A	-	A	3	BBB	+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A	+	—		A	1	A	+
The Cincinnati Insurance Company	A	+	AA	-	A	1	A	+
The Cincinnati Indemnity Company	A	+	AA	-	A	1	A	+
The Cincinnati Casualty Company	A	+	AA	-	A	1	A	+
Excess and Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A		—		—		—

The Cincinnati Life Insurance Company	A		AA	-	—		A	+
Ratings are as of February 5, 2009, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength Ratings on www.cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas — property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures may improve its understanding of trends in the underlying business and help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•	Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•	Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•	Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.
•	Written premium adjustment — statutory basis only: In 2002, the company refined its estimation process for matching property casualty written premiums to policy effective dates, which added $117 million to 2002 written premiums. To better assess ongoing business trends, management may exclude this adjustment when analyzing trends in written premiums and statutory ratios that make use of written premiums.